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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 29, 2005

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

           NEVADA                       000-31047               86-0995730
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)

                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)

                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM  4.02(a).  Non-Reliance  on  Previously  Issued  Financial  Statements or a
Related Audit Report or Completed Interim Review.

On or about March 29, 2005, the Registrant concluded that it needed to amend and restate the financial statements presented in the Registrant's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004 in order to include information regarding stock issuances to consultants and other service providers that are more accurately reflected and accounted for in such quarter's Quarterly Report. Such stock issuances are reflected as additional expenses as more fully set forth in Amendment No. 1 to Form 10-QSB for the quarter ended December 31, 2004 filed with the Commission on March 29, 2005.

On or about June 10, 2005, the Registrant concluded that it needed to amend and restate the financial statements presented in the Registrant's Amendment No. 1 to the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 in order to: (i) correct earnings per share calculations related to the acquisition of shares of Starway Management Limited ("Starway"); (ii) add disclosure in Note 1 of the Registrant's financial statements regarding the consideration for the acquisition of Starway; (iii) add disclosure in Note 1 regarding revenue recognition accounting policies; (iv) add disclosure in Note 11 regarding Chinese taxes the Registrant is subject to; and (v) add disclosure in new Note 17 regarding the restatement of the financial statements.

On or about June 10, 2005, the Registrant concluded that it needed to amend and restate the financial statements presented in the Registrant's Amendment No. 1 to the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004 in order to: (i) correct earnings per share calculations related to the acquisition of Starway; (ii) add disclosure in Note 1 of the Registrant's financial statements regarding the consideration for the acquisition of Starway;
(iii) add disclosure in Note 2 regarding revenue recognition accounting policies; (iv) add disclosure in Note 12 regarding Chinese taxes the Registrant is subject to; (v) add disclosure in new Note 18 regarding the restatement of the financial statements.

As a result of the above described restatements, the previously issued financial statements contained in the Registrant's Amendment No. 1 to Form 10-KSB for the fiscal year ended September 30, 2004 and the Registrant's Amendment No. 1 to Form 10-QSB for the quarter ended March 29, 2005 should no longer be relied upon. We have filed, on June 15, 2005, amendments to Amendment No. 1 to Form 10-KSB for the fiscal year ended September 30, 2004 and to Amendment No. 1 to Form 10-QSB for the quarter ended March 29, 2005 to effect the restatement of our financial statements for these matters.

The Registrant has provided to, and discussed with, both its current and prior independent registered accountants, these accounting matters.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHINA ENERGY SAVINGS TECHNOLOGY, INC.



                                 By: /s/ Sun Li
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                                                  Sun Li
                                                   CEO

Dated: June 15, 2005


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